Stockholders' Equity	12 Months Ended
Dec. 31, 2012
Stockholders' Equity
18.	Stockholders’ Equity

Preferred Stock

The Company was authorized to issue 9,940,000 shares of preferred stock, $0.01 par value, at December 31, 2012 and 2011. There were no shares of preferred stock issued and outstanding at December 31, 2011. The Company’s preferred stock issued and outstanding as of December 31, 2012, are as follows:

	Shares
	Issued and	Liquidation
	Outstanding	Preference	Liquidation	Carrying
	(In thousands)	Per Share	Preference	Value

Series A	400	$1,000	$400	$394
Series B	485	$1,000	485	471

Total Preferred Stock	885		$885	$865

In January 2012, the Company issued and sold 400,000 shares of fixed-to-floating rate non-cumulative perpetual preferred stock, Series A (Series A Preferred Stock). Net proceeds received from the sale were $394 million. The Series A Preferred Stock has no stated maturity and has a fixed dividend rate of 7.000% until February 2022 and a floating rate equal to three-month LIBOR plus 4.820% thereafter. During the fixed rate period, dividends, if declared, will be payable semi-annually in arrears. During the floating rate period, dividends, if declared, will be payable quarterly in arrears. Dividends are not cumulative. Under the terms of the Series A Preferred Stock, the Company’s ability to pay dividends on, make distributions with respect to, or to repurchase, redeem or acquire its common stock or any preferred stock ranking on parity with or junior to the Series A Preferred Stock, is subject to restrictions in the event that the Company does not declare and either pay or set aside a sum sufficient for payment of dividends on the Series A Preferred Stock for the immediately preceding dividend period. The Series A Preferred Stock is redeemable at the Company’s option, in whole or in part, on any dividend payment date on or after February 1, 2022 or, in whole but not in part, within 90 days following a regulatory capital treatment event as defined in its Certificate of Designations.

In June 2012, the Company issued and sold 19,400,000 depositary shares, each representing a 1/40th ownership interest in a share of 6.00% non-cumulative perpetual preferred stock, Series B, equivalent to $25 per depositary share (Series B Preferred Stock). Net proceeds received from the sale were $469 million. The Series B Preferred Stock has no stated maturity and has a fixed dividend rate of 6.00%. Dividends, if declared, will be payable quarterly in arrears. Dividends are not cumulative. Under the terms of the Series B Preferred Stock, the Company’s ability to pay dividends on, make distributions with respect to, or to repurchase, redeem or acquire its common stock or any preferred stock ranking on parity with or junior to the Series B Preferred Stock, is subject to restrictions in the event that the Company does not declare and either pay or set aside a sum sufficient for payment of dividends on the Series B Preferred Stock for the immediately preceding dividend period. The Series B Preferred Stock is redeemable at the Company’s option, in whole or in part, on any dividend payment date on or after September 1, 2017 or, in whole but not in part, within 90 days following a regulatory capital treatment event as defined in its Certificate of Designations.

Common Stock

On January 26, 2010, the Company sold 29,670,300 shares of its common stock, $.01 par value, at a public offering price of $19.00 per share. Net proceeds received from the offering were $543 million and were used to support the Company’s balance sheet growth, including expansion of its deposit base and migration of certain client balances from money market funds into deposit accounts at Schwab Bank.